UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 6, 2020

GWG Holdings, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:   001-36615

Delaware	26-2222607
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

325 North St. Paul Street, Suite 2650, Dallas, TX 75201

(Address of principal executive offices, including zip code)

(612) 746-1944

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	GWGH	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Election of New Director

On January 6, 2021, the Board of Directors of GWG Holdings, Inc. (the “Company”) appointed Mr. Jeffrey N. MacDowell as a director of the Company. Mr. MacDowell was appointed as a Class II director. Class II directors will be elected or re-elected at the Company’s upcoming 2020 annual stockholders’ meeting, scheduled to held on February 24, 2021. In addition, the Board of Directors appointed Mr. MacDowell to the Special Committee of the Board of Directors.

Mr. MacDowell is a Partner at Hillstar Capital, a Texas-based private equity firm focused on investments at the smaller end of the middle market. Prior to joining Hillstar in 2015, Mr. MacDowell was a Managing Director at American Capital, a publicly traded private equity and asset manager. Prior to joining American Capital in 2001, Mr. MacDowell was Vice President Finance for Dynamex, a publicly-traded transportation and logistics company. From 1996 to 1998, Mr. MacDowell was with BACE Industries LLC., a Denver-based private equity firm where he was the Vice President of RentX Industries Inc., an equipment rental industry consolidator. Prior to joining BACE, from 1991 to 1996, Mr. MacDowell served as Vice President in the Merchant Banking Group of Banque Paribas. Prior to Paribas, Mr. MacDowell was with CS First Boston in the Dallas Investment Banking group.

Mr. MacDowell will receive compensation for his Board and committee service in accordance with the Company’s standard compensation arrangements for non-employee directors, which are described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on November 22, 2019.

In connection with Mr. MacDowell’s appointment to the Board, the Company expects to enter into the Company’s standard form indemnification agreement for directors and executive officers with Mr. MacDowell, the form of which was incorporated by reference as Exhibit 10.17 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

There is no arrangement or understanding between Mr. MacDowell and any other person pursuant to which Mr. MacDowell was appointed as a director, and there are no reportable transactions under Item 404(a) of Regulation S-K with respect to Mr. MacDowell.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GWG HOLDINGS, INC.

Date: January 12, 2021	By:	/s/ Timothy Evans
	Name:	Timothy Evans
	Title:	Chief Financial Officer

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